                                                                   Exhibit 24(b)
                                Power of Attorney

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2001, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


_________________________________        ______________________________________
Don E. Ackerman                          William T. McCormick, Jr.
Director                                 Director


           /s/
---------------------------------        ______________________________________
D. Euan Baird                            Didier Primat
Director                                 Director
Chairman, President
and Chief Executive Officer


_________________________________        ______________________________________
John Deutch                              Nicolas Seydoux
Director                                 Director


_________________________________        ______________________________________
Victor E. Grijalva                       Linda G. Stuntz
Director                                 Director
Vice Chairman


_________________________________        ______________________________________
Andre Levy-Lang                          Sven Ullring
Director                                 Director


_________________________________        ______________________________________
John C. Mayo                             Yoshihiko Wakumoto
Director                                 Director

   Date:  January 17, 2002
          ----------------